Annual Fund Operating Expenses - CrossingBridge Ultra-Short Duration ETF - CrossingBridge Ultra-Short Duration ETF Class	Jan. 28, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.80%
Other Expenses (as a percentage of Assets):	0.01%	[1]
Expenses (as a percentage of Assets)	0.81%	[1]

[1]	Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE.